UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 20, 2014

Mallinckrodt public limited company

(Exact name of registrant as specified in its charter)

Ireland	001-35803	98-1088325
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Damastown, Mulhuddart
Dublin 15, Ireland
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code:  +353 1 880-8180

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07    Submission of Matters to a Vote of Security Holders.

At Mallinckrodt plc's ("the Company") Annual General Meeting of Shareholders on March 20, 2014, the shareholders:

•	elected all nine of the Company's nominees for director;

•	appointed Deloitte & Touche LLP to serve as the Company's independent auditors for the fiscal year ending September 26, 2014 and authorized the Audit Committee to set the auditor's remuneration;

•	approved on an advisory basis, the compensation of the Company's named executive officers described in the proxy statement;

•	recommended that future shareholder advisory votes on executive compensation be held annually;

•	authorized the Company and/or any subsidiary of the Company to make market purchases of Company shares; and

•	authorized the price range at which the Company can reissue shares it holds as treasury shares (Special Resolution).

Shares were voted on these proposals as follows:

Proposal 1(a)-(i). To re-elect nine (9) directors to hold office until the Company's next Annual General Meeting of Shareholders:

Nominees		For	Against	Abstain	Broker Non-Votes
(a)	Melvin D. Booth	49,157,314	1,117,663	12,367	3,394,216
(b)	David C. Carlucci	48,656,435	1,618,644	12,265	3,394,216
(c)	J. Martin Carroll	48,991,408	1,283,304	12,632	3,394,216
(d)	Diane H. Gulyas	48,656,733	1,617,892	12,719	3,394,216
(e)	Nancy S. Lurker	47,512,915	2,761,748	12,681	3,394,216
(f)	JoAnn A. Reed	49,128,201	1,146,548	12,595	3,394,216
(g)	Mark C. Trudeau	49,156,014	1,118,911	12,419	3,394,216
(h)	Kneeland C. Youngblood, M.D.	48,987,168	1,287,533	12,643	3,394,216
(i)	Joseph A. Zaccagnino	48,985,135	1,289,088	13,121	3,394,216

Proposal 2. To appoint Deloitte & Touche LLP as the independent auditors of the Company and to authorize the Audit Committee of the Board of Directors to set the auditors' remuneration:

For:	Against:	Abstain:
53,315,131	338,304	28,125

Proposal 3. To approve, on an advisory basis, the compensation of the Company's named executive officers described in the proxy statement:

For:	Against:	Abstain:	Broker Non-Votes:
44,648,628	5,160,529	478,187	3,394,216

Proposal 4. To approve, on an advisory basis, the frequency of future advisory votes on executive compensation:

1 Year	2 Years	3 Years	Abstain
45,103,150	56,274	5,058,000	69,920

Proposal 5. To authorize the Company and/or any subsidiary of the Company to make market purchases of Company shares:

For:	Against:	Abstain:
53,370,130	70,057	198,824

Proposal 6. To authorize, via special resolution, the price range at which the Company can reissue shares that it holds as treasury shares:

For:	Against:	Abstain:
53,290,878	124,776	223,357

SIGNATURES

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MALLINCKRODT PUBLIC LIMITED COMPANY
(registrant)

Date:	March 21, 2014	By:	/s/ Peter G. Edwards
		Name:	Peter G. Edwards
		Title:	Senior Vice President and General Counsel